Exhibit 10.1

                      CONSULTING AND NON-COMPETE AGREEMENT

         This Consulting and Non-Compete Agreement (hereinafter the "Agreement") dated June 1, 2009, is made by and between John F. Perotti (hereinafter "Mr. Perotti") and Salisbury Bancorp, Inc. (the "Company") and Salisbury Bank and Trust Company (the "Bank") (collectively, "Salisbury"), in light of the following circumstances:

         WHEREAS, Mr. Perotti is employed by the Bank as its Chairman and Chief Executive Officer and serves in such capacity of its parent corporation, Salisbury Bancorp Inc., and has loyally and capably served the Bank for more than 35 years and has served the Company since its inception;

         WHEREAS, the Bank and Company are deeply appreciative of his many years of valuable service; and

         WHEREAS, to facilitate the smooth transition in the management of Salisbury and to maximize the retention of the customers and goodwill which Mr. Perotti brought to Salisbury over his career of service, Salisbury wishes to secure Mr. Perotti's continued assistance to the Bank and the Company as a consultant without unreasonably infringing on his retirement plans;

         NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, Mr. Perotti and the Bank, each acting of their own free will, hereby agree as follows:

         1. As previously disclosed by the Company, Mr. Perotti has indicated that he will retire June 8, 2009 and, upon his retirement, resign any titles he may hold as an officer or employee of Salisbury effective June 8, 2009. Upon his retirement, Mr. Perotti shall be eligible to receive such retirement benefits in accordance with the provisions of the retirement plans and programs maintained by the Bank in which he has been participating. Mr. Perotti shall be entitled to all vested benefits, including any benefits vested that accrue prior to his retirement date. As of this date, such vested benefits are summarized on Exhibit
                                                                         -------
A to this Agreement.
-

         2. Mr. Perotti agrees that from June 9, 2009, through December 31, 2011, Mr. Perotti will make himself reasonably available at times mutually agreeable to Mr. Perotti and Salisbury to provide consulting services to Salisbury as may be reasonably requested by Salisbury in order to facilitate the smooth transition of management for Salisbury and assist Salisbury in the resolution of strategic objectives and customer relationships. Mr. Perotti shall generally not be required to devote more than twenty (20) hours on average per month to his duties hereunder. Salisbury will pay Mr. Perotti for consulting services rendered during the term of this Agreement. Payments shall be made in the amount of $7,637.41 on the first day of each month commencing July 1, 2009, and ending February 1, 2012. During 2009 and 2010, Salisbury will reimburse Mr. Perotti for ordinary and necessary expenses incurred in connection with participation on Salisbury's behalf at the Connecticut Bankers Association and Connecticut Community Bankers Association Annual Meetings, so long as such expenses are consistent with Salisbury's policy and do not exceed an aggregate of $12,000.

         3. The Bank agrees to allow Mr. Perotti and Mrs. Shirley Perotti to remain in its group health insurance plan and to provide them coverage under such plan at the same percentage of contribution Mr. Perotti would have paid if he had remained actively employed, to the extent permitted by the plan. Mr. and Mrs. Perotti shall remain eligible for such coverage until Mr. Perotti reaches age 65 and, thereafter, for the period, if any, specified by COBRA.

         4. With the  exception of the  benefits  described in Exhibit A of this
                                                               ---------
Agreement and the payments and benefits described in this Agreement, Mr. Perotti expressly acknowledges that he is not entitled to any payments, benefits or compensation, in any form for any reason, from Salisbury.

         5. Mr. Perotti agrees to execute the Form of Release attached as Exhibit B to this Agreement.
---------

         6. Mr. Perotti and Salisbury shall cooperate in the orderly transfer of Mr. Perotti's professional responsibilities, business files and personal possessions, so that his duties and responsibilities are completed or passed on to other Salisbury personnel by June 8, 2009. Mr. Perotti's retirement shall not terminate his membership on the Boards of Directors of either the Company or the Bank, which shall be governed by the respective Bylaws of the Company and the Bank, and applicable law.

         7. Salisbury and Mr. Perotti expressly acknowledge that they will not make any claim or demand against the other except as otherwise provided in this Agreement and each of them hereby waives any rights any of them may now have or may hereafter have or claim to have, based upon any alleged oral alteration, amendment, modification or any other alleged change in this Agreement; that the validity, effect and operation of this Agreement shall be determined by the laws of the State of Connecticut; and that there is no written or oral understanding or agreement between them as to the subject matter of this Agreement that is not recited herein.

         8.  Except  as  provided  otherwise  in this  Agreement,  if any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable or ineffective in a legal forum or by operation of law, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties.

         9. Mr. Perotti affirmatively states that he has had an opportunity to consult with competent counsel before executing this Agreement and the Exhibits hereto; that he has a full understanding of the contents of this Agreement and the Exhibits hereto and the effects thereof; that with specific reference to his release of any and all claims under the Age Discrimination in Employment Act, 29 U.S.C. ss.ss.621 et. seq. he was afforded up to twenty-one (21) days to consider this Agreement; and that if he signs this Agreement and the Exhibits hereto prior to the expiration of such twenty-one (21) days, he does so voluntarily and of his own free will.

         10. Should either party commence or prosecute any action or proceeding contrary to the provisions of this Agreement, such party agrees to indemnify the other party for all costs, including court costs and reasonable attorneys' fees, incurred by the other party in the defense of such action or in establishing or maintaining the application or validity of this Agreement or the provisions thereof, to the extent allowed by applicable law.

         11. This Agreement shall not become effective or enforceable until seven (7) days following its execution by Mr. Perotti. Prior to the end of this seven (7) day period, Mr. Perotti may revoke his assent to this Agreement by written notice to Richard J. Cantele, Jr., President of Salisbury.

         12. (a) Mr.  Perotti  recognizes  and agrees  that in the course of his employment with Salisbury, he had been exposed to confidential information concerning Salisbury including, but not limited to, existing and contemplated products, trade secrets, formulas, compilations, business and financial methods or practices, strategic plans, pricing, marketing, merchandising and selling techniques and information, customer lists, supplier lists and confidential information relating to policies and/or business strategies (hereinafter referred to as "Confidential Information"). Mr. Perotti agrees that all such Confidential Information is and shall forever remain the sole property of Salisbury. Mr. Perotti shall keep all such Confidential Information strictly confidential, and he shall not disclose to any third party in any manner, either directly or indirectly, any of such Confidential Information at any time for any purpose. Further, Mr. Perotti shall not use, in any manner, either directly or indirectly, any of such Confidential Information for his own benefit, for the benefit of any third party, or for any other purpose at any time.

             (b) Mr. Perotti acknowledges and agrees that, for a thirty-two (32) month consulting period and a period of twelve (12) months thereafter (such forty-four (44) month period shall be referred to as the "Non-Compete Period") without the prior written consent of the Bank, Mr. Perotti may not directly or indirectly be employed by or provide consulting services of any kind to any other depository institution (or an affiliate of same) that maintains one or more offices in Litchfield County, Connecticut, Berkshire County, Massachusetts, or Dutchess or Columbia Counties, New York (the "Non-Compete Area").
Furthermore, Mr. Perotti acknowledges and agrees that during the Non-Compete Period he will not directly or indirectly solicit or recruit any of Salisbury's employees to leave employment with Salisbury. Mr. Perotti also acknowledges and agrees that during the Non-Compete Period, he will not directly or indirectly solicit or service any client or customer or prospective client or customer of Salisbury to become a client or customer of any other depository institution that maintains one or more offices the Non-Compete Area.

             (c) Mr. Perotti understands and agrees that violation by him of any portion of this Section 12 may cause Salisbury to suffer immediate, substantial and irreparable injury, and will be a sufficient basis to award injunctive relief and monetary damages to Salisbury without affecting the remainder of this Agreement.

         13. The Change in Control Agreement between Mr. Perotti and Salisbury shall expire effective June 8, 2009. This Section shall be deemed to be an amendment pursuant to the provisions of such Change in Control Agreement.


         14. No payments or benefits specified in this Agreement shall be construed to be a payment for departure from a company for any reason or otherwise constitute prohibited compensation pursuant to Section 111 of the American Recovery and Reinvestment Act of 2009 (the "Act") or regulations or standards adopted pursuant thereto, it being the intention of the parties to facilitate the retirement of Mr. Perotti as contemplated and publicly announced prior to the enactment of the Act and to provide for Mr. Perotti's continued service to the Company through this Consulting and Non-Compete Agreement.

         IN WITNESS WHEREOF, the aforementioned parties, intending to be legally bound hereby, have executed this Agreement on the date(s) set forth below.

JOHN F. PEROTTI


                                            Date:   June 1, 2009
------------------------------                      -------------
John F. Perotti



STATE OF CONNECTICUT:
                    : ss:                           June 1, 2009
COUNTY OF LITCHFIELD:    -----------------------    ------------

         Personally appeared John F. Perotti, signer of the foregoing Agreement, and acknowledged the same to be his free act and deed before me.


                                             ------------------------------
                                             Commissioner of the Superior Court/
                                             Notary Public


SALISBURY BANK AND TRUST COMPANY


                                             Date:  June 1, 2009
------------------------------                      -------------
By:      Richard J. Cantele, Jr.
Its:     President

STATE OF CONNECTICUT:
                    : ss:                           June 1, 2009
COUNTY OF LITCHFIELD:    -----------------------    ------------

         Personally appeared Richard J. Cantele, Jr., President of Salisbury Bank and Trust Company, signer of the foregoing Agreement, and acknowledged the same to be his free act and deed on behalf of himself and Salisbury Bank and Trust Company.


                                             ------------------------------
                                             Commissioner of the Superior Court/
                                             Notary Public


SALISBURY BANCORP, INC.


                                             Date:  June 1, 2009
------------------------------                      -------------
By:      Richard J. Cantele, Jr.
Its:     President


STATE OF CONNECTICUT:
                    : ss:                           June 1, 2009
COUNTY OF LITCHFIELD:    -----------------------    ------------

         Personally appeared Richard J. Cantele, Jr., President of Salisbury Bancorp, Inc., signer of the foregoing Agreement, and acknowledged the same to be his free act and deed on behalf of himself and Salisbury Bancorp, Inc.



                                             ------------------------------
                                             Commissioner of the Superior Court/
                                             Notary Public

                                    EXHIBIT A
                                    ---------

                               SUMMARY OF BENEFITS

         Mr. Perotti shall be entitled to receive his retirement benefit pursuant to the Retirement Plans of Salisbury Bank and Trust Company and Salisbury Bancorp, Inc., including the following benefits summarized below. Such summaries are subject to and qualified by the terms of the actual Plan documents:

         o Benefits vested as of June 8, 2009 under the Profit Sharing Plan. No contributions shall be made after such date.

         o        Benefits   vested  as  of  June  8,  2009  under  the  Defined
                  Contribution Plan (401k). No contributions shall be made after such date.

         o Benefits vested as of June 8, 2009 under the Defined Benefit Plan (Pension) to be distributed pursuant to the Pension distribution options available at that time.

         o The Bank agrees to allow Mr. Perotti and Mrs. Shirley Perotti to remain in its group health insurance plan and to provide them coverage under such plan at the same percentage of contribution Mr. Perotti would have paid if he had remained actively employed, to the extent permitted by the plan. Mr. and Mrs. Perotti shall remain eligible for such coverage until Mr. Perotti reaches age 65 and, thereafter, for the period, if any, specified by COBRA.

         o A group term life insurance policy with a death benefit of $50,000. The premium to be paid by the Bank through Mr. Perotti's 65th birthday.

         o Benefits pursuant to the Bank-owned Life Insurance Agreement pursuant to the Salisbury Bank and Trust Company Group Term Carve-out Plan with respect to Mr. Perotti dated June 20, 2003, as amended.

         o Benefits vested pursuant to the SERP Agreement dated June 29, 1994.

                                    EXHIBIT B
                                    ---------

                                     RELEASE

         For and in consideration of the benefits described in the attached Consulting and Non-Compete Agreement dated June 1, 2009 to which this Release is an Exhibit (collectively, the "Agreement"), Mr. John F. Perotti, for himself, and for his heirs, executors, administrators, successors and assigns, knowingly releases and forever discharges the Bank, its parent corporation, and all of their past, present and future directors, officers, agents and employees, from any and all claims, demands, obligations, damages, liabilities and causes of action, known or unknown, in law or in equity, including but not limited to claims and causes of action for wrongful discharge, tort, defamation, breach of any contract whether express or implied, misrepresentation, breach of the duty of good faith and fair dealing, the negligent or intentional infliction of emotional distress, and causes of action and claims under the Connecticut Workers' Compensation Act, Conn. Gen. Stat. ss.ss. 31-275 et. seq., Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss.ss.2000e et. seq., the Civil Rights Act of 1991, 42 U.S.C. ss.ss. 1981, et. seq., Section 1983 of the Civil Rights Act, 42 U.S.C. ss.1983, the Connecticut Discriminatory Practices Act, Conn. Gen. Stat. ss.ss.46a-58 et. seq., the Americans with Disabilities Act, 42 U.S.C. ss.ss.12101 et. seq., the Age Discrimination in Employment Act, 29 U.S.C. ss.ss.621 et. seq., the Employee Retirement Income Security Act, 29 U.S.C. ss.ss. 1132, et seq., the Family and Medical Leave Act of 1993, 29 U.S.C. ss.ss. 2601 et seq., the Connecticut Family and Medical Leave Act, Conn. Gen. Stat. ss.ss. 31-51kk, et seq., the Fair Credit Reporting Act, 15 U.S.C. ss.ss. 1681, et seq., the Connecticut Whistle Blowers' Act, Conn. Gen. Stat. ss.31-51m, the provisions of the Connecticut General Statutes concerning the payment of wages (Conn. Gen. Stat. ss.ss.31-58 et seq. and Conn. Gen. Stat. ss.ss.31-70 et seq.), the Fair Labor Standards Act, 29 U.S.C. ss.ss.201 et seq., and all other federal, state and local laws, ordinances or regulations, which Mr. Perotti now has or ever had from the beginning of the world to the date of these presents against the Bank or its parent corporation, for any losses, injuries or damages (including but not limited to back pay, liquidated, compensatory or punitive damages, attorneys' fees and litigation costs), resulting from and/or arising out of or in any way connected with Mr. Perotti's employment by the Bank or its parent corporation or his retirement from such employment. This Release does not, in any way, preclude Mr. Perotti from enforcing the provisions of the Agreement, however, in the event that a breach occurs.

         IN WITNESS WHEREOF, the aforementioned parties, intending to be legally bound hereby, have executed this Agreement on the date(s) set forth below.

JOHN F. PEROTTI



                                             Date:  June 1, 2009
------------------------------                      -------------
John F. Perotti

STATE OF CONNECTICUT:
                    : ss:                           June 1, 2009
COUNTY OF LITCHFIELD:    -----------------------    ------------


         Personally appeared John F. Perotti, signer of the foregoing Agreement, and acknowledged the same to be his free act and deed before me.


                                             ------------------------------
                                             Commissioner of the Superior Court/
                                             Notary Public


SALISBURY BANK AND TRUST COMPANY


                                             Date:  June 1, 2009
------------------------------                      -------------
By:      Richard J. Cantele, Jr.
Its:     President

STATE OF CONNECTICUT:
                    : ss:                           June 1, 2009
COUNTY OF LITCHFIELD:    -----------------------    ------------


         Personally appeared Richard J. Cantele, Jr., President of Salisbury Bank and Trust Company, signer of the foregoing Agreement, and acknowledged the same to be his free act and deed on behalf of himself and Salisbury Bank and Trust Company.


                                             ------------------------------
                                             Commissioner of the Superior Court/
                                             Notary Public


SALISBURY BANCORP, INC.


                                             Date:  June 1, 2009
------------------------------                      -------------
By:      Richard J. Cantele, Jr.
Its:     President

STATE OF CONNECTICUT:
                    : ss:                           June 1, 2009
COUNTY OF LITCHFIELD:    -----------------------    ------------


         Personally appeared Richard J. Cantele, Jr., President of Salisbury Bancorp, Inc., signer of the foregoing Agreement, and acknowledged the same to be his free act and deed on behalf of himself and Salisbury Bancorp, Inc.



                                             ------------------------------
                                             Commissioner of the Superior Court/
                                             Notary Public